UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): MAY 26, 2005
                                                  ------------

                            Capital Solutions I, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                        0-9879                 13-2648442
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
         of Incorporation)             File number)          Identification No.)

6915 Red Road, Suite 222, Coral Gables, Florida                   33143
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (305) 666-6565
                                                   ----------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.01.  Completion of Acquisition or Disposition of Assets

Share Exchange Agreement

On May 26, 2005, Capital Solutions I, Inc. (the "Company") consummated its acquisition (the "Acquisition") of Bedrock Holdings, Inc. ("Bedrock") pursuant to that certain Share-For-Share Exchange Agreement (the "Share Exchange Agreement") dated May 5, 2005 by and among the Company, Bedrock and the Bedrock Shareholders.

Pursuant to the Acquisition, the Company issued to the Bedrock Shareholders and other service providers 300,000,000 shares of its common stock.

The preceding discussion is only a summary and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, which Agreement in its final form is attached hereto as an Exhibit and is incorporated by reference herein.

The Company will file with the Securities and Exchange Commission (the "Commission") the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended (the "Act") and Securities Exchange Act of 1934, as amended, within 71 days of the date on which this report on Form 8-K is filed with the Commission.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02.  Unregistered Sales of Equity Securities.

The disclosures made in response to Item 2.01 above are incorporated herein by reference.

The shares of the Company issued in connection with the Acquisition are exempt from the registration requirements of the Act pursuant to Section 4(2) thereof and Regulation D thereunder.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits

         (a) Financial Statements of Businesses Acquired - To be filed within 71 days of the date this report on Form 8-K is filed with the Commission.

         (b) Pro forma Financial Information - To be filed within 71 days of the date this report on Form 8-K is filed with the Commission.

         (c) Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       -----------

    2.1 Share Exchange Agreement, dated May 5, 2005 by and between the Registrant and Bedrock Holdings, Inc. and its shareholders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Capital Solutions I, Inc.


Date:May 26, 2005                       By: /s/ CHRISTOPHER ASTROM
                                        ------------------------------
                                        Christopher Astrom, President



                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

   2.1 Share Exchange Agreement, dated May 5, 2005 by and between the Registrant and Bedrock Holdings, Inc. and its shareholders





































                                        3